EXHIBIT 10.1

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

JOINT AMENDMENT NO. 1 TO THE SERIES 2017-VF1 REPURCHASE

AGREEMENT AND AMENDMENT NO. 2 TO THE

PRICING SIDE LETTER

This Joint Amendment No. 1 to the Series 2017-VF1 Repurchase Agreement (as defined below) and Amendment No. 2 to the Pricing Side Letter (as defined below), is entered into as of August 4, 2020 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a buyer (“CSCIB” or “CSCIB Buyer”), CITIBANK, N.A., as a buyer (“Citibank” or “Citibank Buyer” and together with CSCIB Buyer, “Buyers”) and PENNYMAC CORP., as seller (“PMC” or the “Seller”), and PENNYMAC MORTGAGE INVESTMENT TRUST, as guarantor (the “VFN Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyers and the Seller are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018 (as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and the related Second Amended and Restated Pricing Side Letter, dated as of June 29, 2018 (as amended by Amendment No. 1, dated as of June 25, 2020, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”);

WHEREAS, the Administrative Agent, the Buyers, the Seller and the VFN Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter be amended to reflect the certain agreed upon revisions to the terms of the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter;

WHEREAS, the VFN Guarantor is party to that certain Amended and Restated Guaranty, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), by the VFN Guarantor in favor of Buyers;

WHEREAS, as a condition precedent to amending the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter, Buyers have required the VFN Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PMT Issuer Trust – FMSR, as issuer (the “Issuer”), Citibank, as indenture trustee, calculation agent, paying agent and securities intermediary, PMC, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and the Administrative Agent are parties to that certain Indenture, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of April 25, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Series 2017-VF1 Indenture Supplement, dated as of December 20, 2017 (as amended by Amendment No. 1, dated as of June 29, 2018, and Amendment No. 2, dated as of August 4, 2020, and as may be further amended, restated, supplement or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement,” and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PMC shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter are hereby amended as follows:

SECTION 1.    Amendment to the Series 2017-VF1 Repurchase Agreement.

(a)    Section 1.01 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting the definition of “Base Rate” in its entirety and replacing it with the following:

“Base Rate” means the greater of (a) the LIBOR Rate or (b) [*****].

(b)    Clause (C) of Section 3.11 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

“(C) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth,”

(c)    Clause (ii) of Section 6.01 of the Series 2017-VF1 Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:

“(ii) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth,”

SECTION 2.    Amendments to the Pricing Side Letter.

(a)    Section 1 of the Pricing Side Letter is hereby amended by deleting the definitions of “Committed Amount,” “Margin,” “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:

“Committed Amount” means, with respect to each Buyer, the lesser of (a) CSCIB’s Committed Amount or (b) Citi’s Committed Amount, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $700,000,000 nor shall the individual Committed Amount for any Buyer exceed $350,000,000, at any time. For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Margin” means, with respect to the Note, (a) prior to the occurrence of an Event of Default, (i) [*****] per annum or (ii) upon the occurrence of an Additional Term Note Offering, the related “Margin” in effect for the Term Notes subject to such Additional Term Note Offering plus [*****]; provided, however, any Margin calculated pursuant to clause (a)(ii) hereof shall not be less than [*****] or greater than [*****], and (b) following the occurrence of an Event of Default, an amount equal to (i) the Margin otherwise applicable to the Note, plus (ii) [*****] per annum.

“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) CSCIB’s Maximum Purchase Price or (b) Citi’s Maximum Purchase Price, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Maximum Purchase Price for all Buyers shall not exceed $700,000,000 nor shall the individual Maximum Purchase Price for any Buyer exceed $350,000,000 at any time. For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.

“Termination Date” means the earliest of (a) August 3, 2021; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Repurchase Agreement; (c) upon termination of the Indenture; and (d) at each Buyer’s or Seller’s option pursuant to Section 2.15 of the Repurchase Agreement.

(b)    Section 1 of the Pricing Side Letter is hereby amended by adding the definition of “Additional Term Note Offering”:

“Additional Term Note Offering” means the issuance of at least $200,000,000 in Term Notes on or after the date hereof to third party investors in accordance with the Base Indenture.

(c)    Section 2 of the Pricing Side Letter is hereby amended by deleting Section 2(i)(a) in its entirety and replacing it with the following:

(a)    Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least equal to $300,000,000.

(d)    Section 2 of the Pricing Side Letter is hereby amended by deleting Section 2(ii)(a) in its entirety and replacing it with the following:

(a)    Adjusted Tangible Net Worth. VFN Guarantor shall maintain an Adjusted Tangible Net Worth of at least equal to $1,250,000,000.

SECTION 3.    Reaffirmation of VFN Repo Guaranty. The VFN Guarantor hereby (i) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and (ii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.

SECTION 4.    Conditions Precedent. This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyers, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyers, the Seller and the VFN Guarantor.

SECTION 5.    Representations and Warranties. The Seller hereby represents and warrants to the Administrative Agent and the Buyers that it is in compliance with all the terms and provisions set forth in the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of the Series 2017-VF1 Repurchase Agreement.

SECTION 6.    Limited Effect. Except as expressly amended and modified by this Amendment, the Series 2017-VF1 Repurchase Agreement and the Pricing Side Letter shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 8.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 9.    GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

[PMT ISSUER TRUST - FMSR – Joint Amendment No. 1 to Series 2017-VF1 Repurchase Agreement and

Amendment No. 2 to Pricing Side Letter]

CITIBANK, N.A., as a Buyer

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President

[PMT ISSUER TRUST - FMSR – Joint Amendment No. 1 to Series 2017-VF1 Repurchase Agreement and

Amendment No. 2 to Pricing Side Letter]

PENNYMAC CORP., as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PENNYMAC MORTGAGE INVESTMENT TRUST, as VFN Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PMT ISSUER TRUST - FMSR – Joint Amendment No. 1 to Series 2017-VF1 Repurchase Agreement and

Amendment No. 2 to Pricing Side Letter]